MORTGAGE

         THIS INDENTURE, Made this 6th day of August, 1999, between GREGORY J. HALPERN and KAREN S. HALPERN, husband and wife, Mortgagor, and CIRCLE GROUP INTERNET, INC., a corporation organized and existing wider the laws of the state of Illinois Mortgagee.

         WITNESSETH: That whereas the Mortgagor is justly indebted to the Mortgagee, as is evidenced by a certain promissory note bearing even date herewith, in the principal sum of

                      NINE HUNDRED AND THIRTY FIVE THOUSAND
          ______________________________________________________Dollars

($ 935,000.00)

payable with interest at the rate of EIGHT per centum ( 8.00 %)

per annum on the unpaid balance until paid, and made payable to the order of the Mortgagee at its office in Mundelein, IL or at such other place as the holder may designate in writing, and delivered; the said principal and interest being payable in monthly installments of n/a Dollars

( O.00 ) on the first day of _______n/a_______, 19__, and a like sum on the first day of each and every month thereafter until the note is fully paid, except that the final payment of principal and interest, if not sooner paid, shall be due and payable on August 6, 2000.

         NOW, THEREFORE, the said Mortgagor, for the better securing of the payment of the said principal sum of money and interest and the performance of the covenants and agreements herein contained, does by these presents MORTGAGE and WARRANT unto the Mortgagee, its successors or assigns, the following described Real Estate situate, lying, and being in the county of

Lake and the State of Illinois, to wit:

Lot 31 in Pebble Beach Subdivision, being a resubdivision of Lot 11 in Gregg's Landing North Subdivision, in Section 29, Township 44 North, Range 11, East of the Third Principal Meridian, according to the Plat of Resubdivision recorded April 30, 1997 as Document 3961809, in Lake County, Illinois.

P.I.N. 11-29-405-010
Commonly known as 1713 Player Court Vernon Hills, IL 60061

         TOGETHER with all and singular the tenements, hereditaments and appurtenances thereunto belonging, and the rents, issues, and profits thereof, and all apparatus and fixtures of every kind for the purpose of supplying or distributing heat, light, water, or power, and all plumbing and other fixtures that may be placed in, any building now or hereafter standing on said land, and also all the estate, right, title, and interest of the said Mortgagor in and to said premises.

         TO HAVE AND TO HOLD the above-described premises, with the appurtenances and fixtures, unto the said Mortgagee, its successors and assigns, forever, for the purposes and uses herein set forth, free from all rights and benefits under and by virtue of the Homestead Exemption Laws of the State of Illinois, which said rights and benefits the said Mortgagor does hereby expressly release and waive.

         AND SAID MORTGAGOR covenants and agrees:

         not to do, or permit to be done, upon said premises, anything that may impair the value thereof, or of the security intended to be effected by virtue of this instrument; not to suffer any lien of mechanics men or material men to attach to said premises; to pay to the Mortgagee as hereinafter provided, until said note is fully paid, (1) a sum sufficient to pay all taxes and assessments on said premises, or any tax or assessment that may be levied by authority of the State of Illinois, or of the county, town, village, or city in which the said land is situate, upon the Mortgagor on account of the ownership thereof;
(2) a sum sufficient to keep all buildings that may at any time be on said premises, during the continuance of said indebtedness, insured for the benefit of the Mortgagee in such forms of insurance, and in such amounts, as may be required by the Mortgagee.

         In case of the refusal or neglect of the Mortgagor to make such payments, or to satisfy any prior lien or encumbrance other than that for taxes or assessments on said premises, or to keep said premises in good repair, the Mortgagee may pay such taxes, assessments, And insurance premiums, when due, and may make such repairs to the property herein mortgaged as in its discretion it may deem necessary for the proper thereof, and any moneys so paid or expended shall become so much additional indebtedness, secured by this mortgage, to be paid out of proceeds of the sale of the mortgaged premises, if not otherwise paid by the Mortgagor.

         It is expressly provided, however (all other provisions of this mortgage to the contrary notwithstanding), that the Mortgagee shall not be required nor shall it have the right to pay, discharge, or remove any tax, assessment, or tax lien upon or against the premises described herein or any part thereof or the improvements situated thereon, so long as the Mortgagor shall, in good faith, contest the same or the validity thereof by appropriate legal proceedings brought in an court of competent jurisdiction, which shall operate to prevent the collection of the tax, assessment, or lien so contested and the sale or forfeiture of the said premises or any part thereof to satisfy the same.


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

         AND the said Mortgagor further covenants arid agrees as follows:

         That privilege is reserved to pay the debt in whole, or in an amount equal to one or more monthly payments on the principal that are next due on the note, on the first day of any month prior to maturity; provided, however, that written notice of an intention to exercise such privilege is given at least thirty (30) days prior to prepayment.

         Any deficiency in the amount of any such aggregate monthly payment shall, unless made good by the Mortgagor prior to the date due of the next such payment, constitute an event of default under this mortgage. The Mortgagee may collect a "late charge" not to exceed four cents for each dollar for each payment more than fifteen (15 ) days in arrears, to cover the extra expense involved in handling delinquent payments.

         AND AS ADDITIONAL SECURITY for the payment of the indebtedness aforesaid the Mortgagor does hereby assign to the Mortgagee all the rents, issues, and profits now due or which may hereafter become due for the use of the premises hereinabove described.

         THAT HE WILL KEEP the improvements now existing or hereafter erected on the mortgaged properly, insured as may be required from time to time by the Mortgagee against loss by fire arid other hazards, casualties and contingencies in such amounts arid for such periods as may be required by the Mortgagee and will pay promptly, when due, any premiums on such insurance provision for payment of which has not been previously made.

         All insurance shall be carried in companies approved by the Mortgagee and the policies and renewals thereof shall be held by the Mortgagee and have attached thereto loss payable clauses in favor of and in favor of and in form acceptable to the Mortgagee. In event of loss Mortgagor will give immediate notice by mail to the Mortgagee, who may make proof of loss if not made promptly by Mortgagor, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to the Mortgagee instead of the Mortgagor and the Mortgagee jointly, and the insurance proceeds, or any part thereof, may be applied by the Mortgagee at its option either to the reduction of the indebtedness hereby secured or to the restoration or repair of the property damaged. In event of foreclosure of this mortgage or other transfer of title to the mortgaged property to extinguish the indebtedness secured hereby, all right, title and interest of the Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee.

         THAT if the premises, or any part thereof, be condemned under any power of eminent domain, or acquired for a public use, the damages, proceeds, and the consideration for such acquisition, to the extent of the full amount of indebtedness upon


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

this mortgage, and the Note secured hereby remaining unpaid, are hereby assigned by the Mortgagor to the Mortgagee and shall be paid forthwith to the Mortgagee to be applied by it on account of the indebtedness secured hereby, whether due or not.

         IN THE EVENT of default in making any monthly payment provided for herein and in the note secured hereby for a period of thirty ( 30 ) days after the due date thereof, or in case of a breach of any other covenant or agreement herein stipulated, then the whole of said principal sum remaining unpaid together with accrued interest thereon, shall, at the election of the Mortgagee, without notice, become immediately due and payable.

         AND IN THE EVENT that the whole of said debt is declared to be due, the Mortgagee shall have the right immediately to foreclose this mortgage, and upon the filing of any bill for that purpose, the count in which such bill is filed may in any time thereafter, either before or after sale, and without notice to the said Mortgagor, or any party claiming under said Mortgagor, and without regard to the solvency or insolvency at the time of such applications for appointment of a receiver, or for an order to place Mortgagee in possession of the premises of the person or persons liable for the payment of the indebtedness secured hereby, and without regard to the value of said premises or whether the same shall then be occupied by the owner of the equity of redemption, as a homestead, enter an order placing the Mortgagee in possession of the premises, or appoint a receiver for the benefit of the Mortgagee with power to collect the rents, issues, and profits of the said premises during the pendency of such foreclosure suit and, in case of sale and a deficiency, during the full statutory period of redemption, and such rents, issues, and profits when collected may be applied toward the payment of the indebtedness, costs, taxes, insurance, and other items necessary for the protection and preservation of the property.

         Whenever the said Mortgagee shall be placed in possession of the above described premises under an order of a court in which an action is pending to foreclose this mortgage or a subsequent mortgage, the said Mortgagee, in its discretion, may: keep the said premises in good repair; pay such current or back taxes and assessments as may be due on the said premises; pay for and maintain such insurance in such amounts as shall have been required by the Mortgagee; lease the said premises to the Mortgagor or others upon such terms and conditions, either within or beyond any period of redemption, as are approved by the court; collect and receive the rents, issues, and profits for the use of the premises hereinabove described; and employ other persons and expend itself such amounts as are reasonably necessary to carry out the provisions of this paragraph.

         AND IN CASE OF FORECLOSURE of this mortgage by said Mortgagee in any court of law or equity, a reasonable sum shall be allowed for the attorney's fees, and stenographers' fees of the complainant in Such proceeding and also for all outlays for documentary evidence and the cost of a complete abstract of title for the purpose of such foreclosure; and in case of any other suit, or legal proceeding, wherein the Mortgagee shall be made a party thereto by reason of this mortgage, its costs and expenses, and the

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

reasonable fees and charges of the attorneys of the Mortgagee, so made parties, for services in such suit or proceedings, shall be a further lien and charge upon the said premises under this mortgage, and all such expenses shall become so much additional indebtedness secured hereby and be allowed on any decree foreclosing this mortgage.

         AND THERE SHALL BE INCLUDED in any decree foreclosing this mortgage and be paid out of the proceeds of any sale made in pursuance of any such decree:
(1) All the costs of such suit or suits, advertising, sale, and conveyance, including attorneys' and stenographers' fees, outlays for documentary evidence and cost of said abstract and examination of title; (2) all the moneys advanced by the Mortgagee, if any, for the purpose authorized in the mortgage with interest on such advances at the rate set forth in the note secured hereby, from the time such advances are made; (3) all the accrued interest remaining unpaid on the indebtedness hereby secured; (4) all the said principal money remaining unpaid. The surplus of the proceeds of sale, in any, shall then be paid to the Mortgagor.

         If Mortgagor shall pay said note at the time and in the manner aforesaid and shall abide by, comply with, and duly perform all the covenants and agreements herein, then this conveyance shall be null and void and Mortgagee will, within thirty (30) days after written demand therefor by Mortgagor, execute a release or satisfaction of this mortgage, and Mortgagor hereby waives the benefits of all statutes or laws which require the earlier execution or delivery of such release or satisfaction by Mortgagee.

         IT IS EXPRESSLY AGREED that no extension of the time for payment of the debt hereby secured given by the Mortgagee to any successor in interest of the Mortgagor shall operate to release, in any manner, the original liability of the Mortgagor.

         THE COVENANTS HEREIN CONTAINED shall bind, and the benefits and advantages shall inure, to the respective heirs, executors, administrators, successors, and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular, and the masculine gender shall include the feminine.

         WITNESS the hand and seal of the Mortgagor, the day and year first written.



/s/ Gregory J. Halpern       (SEAL)       /s/ Karen S. Halpern          (SEAL)
---------------------------               ---------------------------
GREGORY J. HALPERN                        KAREN S. HALPERN


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

STATE OF ILLINOIS
COUNTY OF LAKE

         I, THE UNDERSIGNED notary public, in and for the County and State aforesaid, do hereby certify that GREGORY J. HALPERN, and KAREN S. HALPERN, husband and wife, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that they signed, scaled, and delivered the said instrument as their free and voluntary act for the uses and purposes therein set forth, including the release and waiver of the right of homestead.

         Given under my hand and Notary Seal this 6th day of August, 1999.

         My commission expires11/17/2002     /s/ E. Kenneth Suskin
                                             ---------------------------
                                             Notary Public


DOC. NO. ___________________ Filed for record in the Recorder's Office of __________ _____________________ County, Illinois, on the ______ day of
_______________, A.D. _____________ at _______________ o'clock ______m., and
duly recorded in Book _____ of __________ Page ______________


--------------------------------------------------------------------------------
                           TAX IDENTIFICATION NUMBER:


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

                                  MORTGAGE NOTE


$ 935,000.00                        Mundelein, Illinois.

                                                              August 6, 1999
FOR VALUE RECEIVED, The undersigned promise(s) to pay to the order of

CIRCLE GROUP INTERNET, INC.

the principal sum of NINE HUNDRED AND THIRTY FIVE THOUSAND DOLLARS

-----------------------------------------

with interest from date, at the rate of EIGHT per centum (8.00 %) per annum on the unpaid balance until paid. The said principal and interest to be payable in monthly installments as follows:

The final payment of principal and interest, if not sooner paid, shall be due and payable on August 6, 2000.

Both principal and interest shall be payable at the office of CIRCLE GROUP INTERNET, INC., 1011 Campus Drive, Mundelein, IL 60060, or at such other place as may from time to time be designated in writing.

Upon default in the payment of any such installment of principal and interest for a period of thirty (3 0) days after the due date thereof, the holder of this note may, at its option, and without notice, declare all the unpaid principal and accrued interest of said note immediately due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         Presentment, protest, and notice are hereby waived.

This mortgage note is secured by a mortgage dated August 6, 1999 on real estate commonly known as 1713 Player Ct., Vernon Hills, IL 60061

 /s/ Gregory J. Halpern                               /s/ Karen S. Halpern
 ----------------------                               --------------------
        Signature                                          Signature

1713 N. Player Court                                 1713 N. Player Court
Vernon Hills, IL 60061                               Vernon Hills, IL 60061


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